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                                                                    EXHIBIT 23.1

INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statements
No. 33-65538, 33-81008, 33-46166 and 33-32677 of Blyth Holding Inc. on Form S-8
of our report dated May 9, 1997 (June 10, 1997 as to the last paragraph of Note 5) appearing in this Annual Report on Form 10-K of Blyth Holdings Inc. for the year ended March 31, 1997.

DELOITTE  &  TOUCHE  LLP

San Jose, California
July 28, 1997